                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1548
                                     DATED: JULY 23, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           One Month


TRADE DATE:               July 23, 1997


SETTLEMENT DATE:          July 28, 1997


MATURITY DATE:            July 28, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -0.050%
                          (minus five bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Monthly


INTEREST PAYMENT DATES:   The 28th of each month commencing August 1997 through Maturity, subject to modified Following Business Day Convention.


INITIAL INTEREST RATE:    TBD, July 24, 1997


FORM:                     Book-entry

